SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 23, 2003
                        (Date of earliest event reported)

Commission             Registrant; State of Incorporation;     I.R.S. Employer
File Number               Address; and Telephone Number       Identification No.
-----------               -----------------------------       ------------------

  1-3525            AMERICAN ELECTRIC POWER COMPANY, INC.        13-4922640
                    (A New York Corporation)
                    1 Riverside Plaza
                    Columbus, Ohio 43215
                    Telephone (614) 716-1000

Item 7. Financial Statements and Exhibits.

      The Exhibit Index on page 3 is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

      The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-46583.

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc.'s financial results for the quarter ending September 30, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AMERICAN ELECTRIC POWER COMPANY, INC.

                                    By: /s/ Thomas G. Berkemeyer
                                        ----------------------------------------
                                    Name: Thomas G. Berkemeyer
                                    Title: Assistant Secretary

October 23, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description

   99 Press Release issued by American Electric Power Company, Inc., dated October 23, 2003.


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